UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

ART’S-WAY MANUFACTURING CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer Identification No.)

5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

This Current Report on Form 8-K/A is filed by Art’s-Way Manufacturing Co., Inc. (the “Company”) as an amendment to the Current Report on Form 8-K dated May 10, 2012, as filed by the Company with the Securities and Exchange Commission on July 16, 2012 (the “Closing 8-K”), to announce the completion of the acquisition of the assets of Universal Harvester Co., Inc. by a wholly-owned subsidiary of the Company, Art’s-Way Acquisition, Inc. (n/k/a Universal Harvester by Art’s-Way, Inc.).

This Form 8-K/A amends Item 9.01 of the Closing 8-K to provide the financial statements and pro forma financial information related to the Universal Harvester Co., Inc. acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K. No additional amendments to the Closing 8-K are made by this Form 8-K/A.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

The audited financial statements of Universal Harvester Co., Inc. as of December 31, 2011 and for the year then ended are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The unaudited financial statements of Universal Harvester Co., Inc. as of March 31, 2012 and March 31, 2011 and for the three months then ended are attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b)	Pro forma financial information:

Unaudited pro forma condensed consolidated financial information for the Company, reflecting the acquisition of Universal Harvester Co., Inc., for the year ended November 30, 2011, as of February 29, 2012 and as of February 28, 2011 and for the three months then ended is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(c)	Shell company transactions: None

(d)	Exhibits:

10.1

Asset Purchase Agreement, by and among Art’s-Way Acquisition Co., Inc., Universal Harvester Co., Inc., Ardis A. Heidebrink and F. Murray Buchheit, dated May 10, 2012 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 16, 2012).

10.2

Installment or Single Payment Note between Art’s-Way Manufacturing Co., Inc. and U.S. Bank N.A., dated May 10, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 16, 2012).

23.1	Consent of Eide Bailly LLP *

99.1	Audited financial statements of Universal Harvester Co., Inc. as of December 31, 2011 and for the year then ended. *

99.2	Unaudited financial statements of Universal Harvester Co., Inc. as of March 31, 2012 and March 31, 2011 and for the three months then ended. *

99.3

Unaudited pro forma condensed consolidated financial information for the Company for the year ended November 30, 2011, as of February 29, 2012 and February 29, 2011, and for the three months then ended. *

*     filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2013

ART’S-WAY MANUFACTURING CO., INC.

By:	/s/ Carrie L. Majeski
Carrie L. Majeski President, Chief Executive Officer and interim Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ART’S-WAY MANUFACTURING CO., INC.

EXHIBIT INDEX TO FORM 8-K/A

Date of Report:	Commission File No.:
May 10, 2012	000-05131

Exhibit No.	ITEM

10.1

Asset Purchase Agreement, by and among Art’s-Way Acquisition Co., Inc., Universal Harvester Co, Inc., Ardis A. Heidebrink and F. Murray Buchheit, dated May 10, 2012 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 16, 2012).

10.2

Installment or Single Payment Note between Art’s-Way Manufacturing Co., Inc. and U.S. Bank N.A., dated May 10, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 16, 2012).

23.1	Consent of Eide Bailly LLP *

99.1	Audited financial statements of Universal Harvester Co., Inc. as of December 31, 2011 and for the year then ended. *

99.2	Unaudited financial statements of Universal Harvester Co., Inc. as of March 31, 2012 and March 31, 2011 and for the three months then ended. *

99.3

Unaudited pro forma condensed consolidated financial information for the Company for the year ended November 30, 2011, as of February 29, 2012 and February 29, 2011, and for the three months then ended. *

*     filed herewith